EXHIBIT 99


                                 WFMBS 05-1 gp1
                           Whole Loan 15YR Fixed-Rate

Size                                                  200mm approx.

GWAC                                                 5.030% approx.

WAM                                                     179 approx.

California                                            42.0% approx.

Avg Loan Balance                                      $530k approx.

WA LTV                                                  58% approx.

Owner Occupancy                                         93% approx.

Cash-Out Refi                                           21% approx.

FICO                                                    748 approx.

AAA Ratings                                    2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                         1.25%

Settlement Date                                    02/28/05



                            All numbers approximate.
                    All tranches subject to 5% size variance.

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                                         Deal Summary Report

                                             Assumptions
Settlement        28-Feb-05 Prepay               300 PSA             Balance
1st Pay Date      25-Mar-05 Default                0 CDR      $450,000,001.00
                            Recovery     0        months
                            Severity                  0%



          Collateral
  WAC         WAM        Age       WAL         Dur
5.231         179         1        4.47



   Tranche       Balance             Coupon           Principal            Avg        Dur      Yield
     Name                                               Window            Life
PO                  1,314,278.97               0        03/05 - 01/20       4.47
AX                  4,951,494.44            4.75        03/05 - 01/20       4.45
1A1               194,330,000.00            4.75        03/05 - 01/20       4.44
B1                  3,015,000.00          4.9332        03/05 - 01/20       7.27
B2                    900,000.00          4.9332        03/05 - 01/20       7.27
B3                    675,000.00          4.9332        03/05 - 01/20       7.27
B4                    450,000.00          4.9332        03/05 - 01/20       7.27
B5                    450,000.00          4.9332        03/05 - 01/20       7.27
B6                    224,722.03          4.9332        03/05 - 01/20       7.27
2A1               172,189,000.00               5        03/05 - 01/20       4.45
3A1                76,452,000.00            5.25        03/05 - 12/19       4.36


   Tranche          Spread        Bench         Price          $@1bp        Accrued        NetNet          Dated           Notes
     Name             bp                          %                          Int(M)         (MM)           Date
PO                                                                                                       1-Feb-05        CPT
AX                                                                                                       1-Feb-05        CPT_IO
1A1                                                                                                      1-Feb-05        FIX
B1                                                                                                       1-Feb-05        WAC
B2                                                                                                       1-Feb-05        WAC
B3                                                                                                       1-Feb-05        WAC
B4                                                                                                       1-Feb-05        WAC
B5                                                                                                       1-Feb-05        WAC
B6                                                                                                       1-Feb-05        WAC
2A1                                                                                                      1-Feb-05        FIX
3A1                                                                                                      1-Feb-05        FIX


Yield Curve                         TSY                             EDSF
Mat   2YR   3YR   5YR  10YR  30YR     2YR   3YR   5YR  10YR  30YR     3MO   6MO   9MO   1YR 1.25YR   2YR   5YR 10YR
Yld 3.301 3.424 3.717 4.140 4.582   2.995 3.184 3.569 4.184 4.826   1.543 1.792 2.038 2.294  2.526 3.129 4.352 5.21

4
1MO 3MO 6MO 2YR 3YR 5YR 10YR 30YR

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                                                                         Remaining       Original
Gross Coupon   Servicing Fee   Net Coupon   Cut Off Date Balance   Original Balance   Amortization   Amortization   WALA
       5.125            0.26        4.865         $77,902,501.00     $77,902,501.00            179            180      1
      4.9691            0.26       4.7091        $119,973,110.00    $119,973,110.00            179            180      1
       5.375            0.26        5.115         $81,956,287.00     $81,956,287.00            179            180      1
        5.25            0.26         4.99         $92,635,555.00     $92,635,555.00            179            180      1
      5.6992            0.26       5.4392         $27,145,021.00     $27,145,021.00            176            180      4
         5.5            0.26         5.24         $50,387,527.00     $50,387,527.00            178            180      2



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfm05001s1 - Price/Yield - 1A1

Balance                   $194,330,000.00    Delay         24             WAC(1)      5.030476942    WAM(1)                  179
Coupon                    4.75               Dated         2/1/2005       NET(1)      4.770477       WALA(1)                   1
Settle                    2/28/2005          First Payment 3/25/2005

Price                                      1             2             3            4             5
                                       Yield         Yield         Yield        Yield         Yield
                   99-27+             4.7726        4.7700        4.7602       4.7588        4.7473
                   99-28+             4.7672        4.7640        4.7522       4.7504        4.7365
                   99-29+             4.7619        4.7581        4.7442       4.7421        4.7257
                   99-30+             4.7566        4.7522        4.7362       4.7338        4.7148
                   99-31+             4.7512        4.7463        4.7281       4.7255        4.7040
                  100-00+             4.7459        4.7404        4.7201       4.7172        4.6932
                  100-01+             4.7406        4.7345        4.7121       4.7088        4.6825
                  100-02+             4.7352        4.7286        4.7041       4.7005        4.6717
                  100-03+             4.7299        4.7227        4.6962       4.6922        4.6609
                  100-04+             4.7246        4.7169        4.6882       4.6839        4.6501
                  100-05+             4.7193        4.7110        4.6802       4.6757        4.6394

                      WAL               7.42          6.60          4.64         4.44          3.29
                 Mod Durn              5.840         5.279         3.891        3.746         2.885
            Mod Convexity              0.526         0.443         0.255        0.237         0.140
         Principal Window            1 - 179       1 - 179       1 - 179      1 - 179       1 - 179
            Maturity #mos                179           179           179          179           179

                   Prepay             50 PSA       100 PSA       275 PSA      300 PSA       500 PSA
      Optional Redemption            Call (N)      Call (N)      Call (N)     Call (N)      Call (N)

              Yield Curve Mat   2YR   3YR   5YR  10YR  30YR
                          Yld 3.301 3.424 3.717 4.140 4.582

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfm05001s1 - Price/Yield - 2A1

Balance         $172,189,000.00        Delay         24             WAC(2)       5.308677059   WAM(2)     179
Coupon          5                      Dated         2/1/2005       NET(2)       5.048677      WALA(2)      1
Settle          2/28/2005              First Payment 3/25/2005

Price                                          1             2             3             4            5
                                           Yield         Yield         Yield         Yield        Yield
                   100-22                 4.8812        4.8631        4.7959        4.7860       4.7069
                   100-23                 4.8759        4.8572        4.7880        4.7778       4.6962
                   100-24                 4.8705        4.8513        4.7800        4.7695       4.6855
                   100-25                 4.8652        4.8455        4.7721        4.7613       4.6748
                   100-26                 4.8599        4.8396        4.7641        4.7530       4.6641
                   100-27                 4.8546        4.8337        4.7562        4.7448       4.6534
                   100-28                 4.8493        4.8279        4.7483        4.7366       4.6427
                   100-29                 4.8440        4.8220        4.7403        4.7283       4.6320
                   100-30                 4.8388        4.8162        4.7324        4.7201       4.6214
                   100-31                 4.8335        4.8103        4.7245        4.7119       4.6107
                   101-00                 4.8282        4.8045        4.7166        4.7037       4.6000

                      WAL                   7.47          6.64          4.65          4.45         3.30
                 Mod Durn                  5.825         5.270         3.892         3.748        2.889
            Mod Convexity                  0.524         0.442         0.255         0.237        0.141
         Principal Window                1 - 179       1 - 179       1 - 179       1 - 179      1 - 179
            Maturity #mos                    179           179           179           179          179

                   Prepay                 50 PSA       100 PSA       275 PSA       300 PSA      500 PSA
      Optional Redemption                Call (N)      Call (N)      Call (N)      Call (N)     Call (N)

              Yield Curve Mat   2YR   3YR   5YR  10YR  30YR
                          Yld 3.301 3.424 3.717 4.140 4.582

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfm05001s1 - Price/Yield - 3A1


Balance             $76,452,000.00         Delay         24             WAC(3)      5.569742171    WAM(3)          177
Coupon              5.25                   Dated         2/1/2005       NET(3)      5.309742       WALA(3)           3
Settle              2/28/2005              First Payment 3/25/2005


Price                                          1             2             3            4             5
                                           Yield         Yield         Yield        Yield         Yield
                   100-03                 5.2351        5.2273        5.1979       5.1936        5.1583
                   100-04                 5.2297        5.2212        5.1897       5.1850        5.1471
                   100-05                 5.2242        5.2152        5.1814       5.1764        5.1359
                   100-06                 5.2188        5.2092        5.1732       5.1679        5.1247
                   100-07                 5.2133        5.2031        5.1650       5.1593        5.1135
                   100-08                 5.2079        5.1971        5.1568       5.1508        5.1023
                   100-09                 5.2024        5.1911        5.1485       5.1422        5.0911
                   100-10                 5.1970        5.1850        5.1403       5.1337        5.0799
                   100-11                 5.1916        5.1790        5.1321       5.1251        5.0687
                   100-12                 5.1861        5.1730        5.1239       5.1166        5.0576
                   100-13                 5.1807        5.1670        5.1157       5.1081        5.0464


                      WAL                   7.41          6.57          4.57         4.36          3.19
                 Mod Durn                  5.705         5.150         3.775        3.631         2.775
            Mod Convexity                  0.505         0.425         0.243        0.226         0.133
         Principal Window                1 - 178       1 - 178       1 - 178      1 - 178       1 - 178
            Maturity #mos                    178           178           178          178           178

                   Prepay                 50 PSA       100 PSA       275 PSA      300 PSA       500 PSA
      Optional Redemption                Call (N)      Call (N)      Call (N)     Call (N)      Call (N)



              Yield Curve Mat   2YR   3YR   5YR  10YR  30YR
                          Yld 3.301 3.424 3.717 4.140 4.582


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfm05001s1 - Price/Yield - PO



Balance            $1,314,278.97              Delay          24          WAC      5.231326004    WAM      179
Coupon             0                          Dated          2/1/2005    NET      4.9713         WALA       1
Settle             2/28/2005                  First Payment  3/25/2005


Price                                            1              2          3         4             5
                                             Yield          Yield      Yield     Yield         Yield
                      76-27                 3.7412         4.2381     6.1247    6.4037        8.6272
                      76-28                 3.7351         4.2311     6.1144    6.3930        8.6127
                      76-29                 3.7290         4.2241     6.1041    6.3823        8.5982
                      76-30                 3.7229         4.2171     6.0939    6.3716        8.5838
                      76-31                 3.7168         4.2102     6.0837    6.3608        8.5693
                      77-00                 3.7107         4.2032     6.0734    6.3501        8.5549
                      77-01                 3.7046         4.1963     6.0632    6.3394        8.5404
                      77-02                 3.6985         4.1893     6.0530    6.3287        8.5260
                      77-03                 3.6925         4.1824     6.0428    6.3180        8.5115
                      77-04                 3.6864         4.1754     6.0326    6.3074        8.4971
                      77-05                 3.6803         4.1685     6.0224    6.2967        8.4827

                        WAL                   7.43           6.62       4.67      4.47          3.33
                   Mod Durn                  6.664          5.832      3.968     3.791         2.809
              Mod Convexity                  0.644          0.516      0.259     0.238         0.131
           Principal Window                1 - 179        1 - 179    1 - 179   1 - 179       1 - 179
              Maturity #mos                    179            179        179       179           179

                     Prepay                 50 PSA        100 PSA    275 PSA   300 PSA       500 PSA
        Optional Redemption                Call (N)       Call (N)   Call (N)  Call (N)      Call (N)



                       Yield Curve Mat   2YR   3YR   5YR  10YR  30YR
                                   Yld 3.301 3.424 3.717 4.140 4.582


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                 WFMBS 05-1 gp2
                           Whole Loan 15YR Fixed-Rate

Size                                                      175mm approx.

GWAC                                                     5.310% approx.

WAM                                                         179 approx.

California                                                44.0% approx.

Avg Loan Balance                                          $497k approx.

WA LTV                                                      58% approx.

Owner Occupancy                                             87% approx.

Cash-Out Refi                                               33% approx.

FICO                                                        742 approx.

AAA Ratings                                          2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                             1.25%

Settlement Date                                        02/28/05



                            All numbers approximate.
                    All tranches subject to 5% size variance.


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                 WFMBS 05-1 gp3
                           Whole Loan 15YR Fixed-Rate

Size                                                       75mm approx.

GWAC                                                     5.570% approx.

WAM                                                         179 approx.

California                                                43.0% approx.

Avg Loan Balance                                          $440k approx.

WA LTV                                                      58% approx.

Owner Occupancy                                             80% approx.

Cash-Out Refi                                               33% approx.

FICO                                                        741 approx.

AAA Ratings                                          2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                             1.25%

Settlement Date                                        02/28/05



                            All numbers approximate.
                    All tranches subject to 5% size variance.


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                                     Computational Materials for
                                                            WFMBS 2005-1

-----------------------------------------------------------------------------------------------------------------------

wfm05001s1 - Price/Yield - 1A1

Balance                $194,330,000.00  Delay          24           WAC(1)      5.030476942  WAM(1)              179
Coupon                 4.75             Dated          2/1/2005     NET(1)      4.770477     WALA(1)               1
Settle                 2/28/2005        First Payment  3/25/2005


Price                    50 PSA        100 PSA        275 PSA        300 PSA        500 PSA
                            Yield          Yield          Yield          Yield          Yield
             99-27+         4.7716         4.7689         4.7588         4.7573         4.7453
             99-28+         4.7663         4.7630         4.7507         4.7489         4.7345
             99-29+         4.7609         4.7571         4.7427         4.7406         4.7237
             99-30+         4.7556         4.7512         4.7347         4.7323         4.7129
             99-31+         4.7503         4.7453         4.7267         4.7240         4.7021
            100-00+         4.7449         4.7394         4.7187         4.7157         4.6913
            100-01+         4.7396         4.7335         4.7107         4.7074         4.6805
            100-02+         4.7343         4.7276         4.7027         4.6991         4.6697
            100-03+         4.7290         4.7217         4.6947         4.6908         4.6590
            100-04+         4.7236         4.7158         4.6867         4.6825         4.6482
            100-05+         4.7183         4.7099         4.6787         4.6742         4.6374

                WAL           7.42           6.60           4.64           4.44           3.29
           Mod Durn          5.840          5.279          3.891          3.746          2.885
      Mod Convexity          0.526          0.443          0.255          0.237          0.140
   Principal Window        1 - 179        1 - 179        1 - 179        1 - 179        1 - 179
   Accrued Interest     692,300.63     692,300.63     692,300.63     692,300.63     692,300.63

             Prepay         50 PSA        100 PSA        275 PSA        300 PSA        500 PSA
Optional Redemption       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)


           Yield Curve Mat   2YR   3YR   5YR  10YR   30YR
                       Yld 3.301 3.424 3.717 4.140  4.582


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                                     Computational Materials for
                                                            WFMBS 2005-1

-----------------------------------------------------------------------------------------------------------------------

wfm05001s1 - Price/Yield - 2A1

Balance             $172,189,000.00  Delay          24           WAC(2)      5.308677059  WAM(2)             179
Coupon              5                Dated          2/1/2005     NET(2)      5.048677     WALA(2)              1
Settle              2/28/2005        First Payment  3/25/2005

Price                          50 PSA      100 PSA      275 PSA     300 PSA      500 PSA
                                Yield        Yield       Yield        Yield       Yield
              100-22           4.8822       4.8642      4.7975       4.7877      4.7090
              100-23           4.8769       4.8584      4.7895       4.7794      4.6983
              100-24           4.8716       4.8525      4.7816       4.7712      4.6876
              100-25           4.8663       4.8466      4.7736       4.7629      4.6769
              100-26           4.8610       4.8408      4.7657       4.7547      4.6662
              100-27           4.8557       4.8349      4.7578       4.7464      4.6555
              100-28           4.8504       4.8290      4.7498       4.7382      4.6448
              100-29           4.8451       4.8232      4.7419       4.7300      4.6341
              100-30           4.8398       4.8173      4.7340       4.7217      4.6235
              100-31           4.8345       4.8115      4.7261       4.7135      4.6128
              101-00           4.8292       4.8056      4.7182       4.7053      4.6022

                 WAL             7.47         6.64        4.65         4.45        3.30
            Mod Durn            5.825        5.270       3.892        3.748       2.889
       Mod Convexity            0.524        0.442       0.255        0.237       0.141
    Principal Window          1 - 179      1 - 179     1 - 179      1 - 179     1 - 179
    Accrued Interest       645,708.75   645,708.75  645,708.75   645,708.75  645,708.75

              Prepay           50 PSA      100 PSA     275 PSA      300 PSA     500 PSA
 Optional Redemption         Call (N)     Call (N)    Call (N)     Call (N)    Call (N)

        Yield Curve Mat   2YR   3YR   5YR  10YR  30YR
                    Yld 3.301 3.424 3.717 4.140 4.582

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                                     Computational Materials for
                                                            WFMBS 2005-1

-----------------------------------------------------------------------------------------------------------------------

wfm05001s1 - Price/Yield - 3A1

Balance                $76,452,000.00   Delay           24           WAC(3)     5.569742171   WAM(3)             177
Coupon                 5.25             Dated           2/1/2005     NET(3)     5.309742      WALA(3)              3
Settle                 2/28/2005        First Payment   3/25/2005

Price                    50 PSA        100 PSA        275 PSA        300 PSA        500 PSA
                         Yield          Yield          Yield          Yield          Yield
             100-03         5.2351         5.2273         5.1979         5.1936         5.1583
             100-04         5.2297         5.2212         5.1897         5.1850         5.1471
             100-05         5.2242         5.2152         5.1814         5.1764         5.1359
             100-06         5.2188         5.2092         5.1732         5.1679         5.1247
             100-07         5.2133         5.2031         5.1650         5.1593         5.1135
             100-08         5.2079         5.1971         5.1568         5.1508         5.1023
             100-09         5.2024         5.1911         5.1485         5.1422         5.0911
             100-10         5.1970         5.1850         5.1403         5.1337         5.0799
             100-11         5.1916         5.1790         5.1321         5.1251         5.0687
             100-12         5.1861         5.1730         5.1239         5.1166         5.0576
             100-13         5.1807         5.1670         5.1157         5.1081         5.0464

                WAL           7.41           6.57           4.57           4.36           3.19
           Mod Durn          5.705          5.150          3.775          3.631          2.775
      Mod Convexity          0.505          0.425          0.243          0.226          0.133
   Principal Window        1 - 178        1 - 178        1 - 178        1 - 178        1 - 178
   Accrued Interest     301,029.75     301,029.75     301,029.75     301,029.75     301,029.75

             Prepay         50 PSA        100 PSA        275 PSA        300 PSA        500 PSA
Optional Redemption       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)

           Yield Curve Mat   2YR   3YR   5YR  10YR  30YR
                       Yld 3.301 3.424 3.717 4.140 4.582

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                                     Computational Materials for
                                                            WFMBS 2005-1

-----------------------------------------------------------------------------------------------------------------------

wfm05001s1 - Price/Yield - PO

Balance               $1,314,278.97  Delay          24          WAC       5.231326004  WAM                179
Coupon                0              Dated          2/1/2005    NET       4.9713       WALA                 1
Settle                2/28/2005      First Payment  3/25/2005

Price                    50 PSA        100 PSA        275 PSA        300 PSA        500 PSA
                  `      Yield          Yield          Yield          Yield          Yield
              76-27         3.7412         4.2381         6.1247         6.4037         8.6272
              76-28         3.7351         4.2311         6.1144         6.3930         8.6127
              76-29         3.7290         4.2241         6.1041         6.3823         8.5982
              76-30         3.7229         4.2171         6.0939         6.3716         8.5838
              76-31         3.7168         4.2102         6.0837         6.3608         8.5693
              77-00         3.7107         4.2032         6.0734         6.3501         8.5549
              77-01         3.7046         4.1963         6.0632         6.3394         8.5404
              77-02         3.6985         4.1893         6.0530         6.3287         8.5260
              77-03         3.6925         4.1824         6.0428         6.3180         8.5115
              77-04         3.6864         4.1754         6.0326         6.3074         8.4971
              77-05         3.6803         4.1685         6.0224         6.2967         8.4827

                WAL           7.43           6.62           4.67           4.47           3.33
           Mod Durn          6.664          5.832          3.968          3.791          2.809
      Mod Convexity          0.644          0.516          0.259          0.238          0.131
   Principal Window        1 - 179        1 - 179        1 - 179        1 - 179        1 - 179
   Accrued Interest           0.00           0.00           0.00           0.00           0.00

             Prepay         50 PSA        100 PSA        275 PSA        300 PSA        500 PSA
Optional Redemption       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)

          Yield Curve Mat   2YR   3YR   5YR  10YR  30YR
                      Yld 3.301 3.424 3.717 4.140 4.582

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.